RYDEX SERIES FUNDS
                       SUPPLEMENT DATED DECEMBER 15, 2008
                                     TO THE
   RYDEX SERIES FUNDS DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, AND
                               MONEY MARKET FUNDS
           A-CLASS AND C-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008;
   RYDEX SERIES FUNDS DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, AND
                               MONEY MARKET FUNDS
        ADVISOR CLASS AND H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008; RYDEX SERIES FUNDS DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, AND
                               MONEY MARKET FUNDS
       INVESTOR CLASS AND H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008;
          RYDEX SERIES FUNDS SECTOR AND MONEY MARKET FUNDS A-CLASS AND
          C-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008; RYDEX SERIES
            FUNDS SECTOR AND MONEY MARKET FUNDS INVESTOR CLASS SHARES
         PROSPECTUS DATED AUGUST 1, 2008; RYDEX SERIES FUNDS SECTOR AND
         MONEY MARKET FUNDS ADVISOR CLASS SHARES PROSPECTUS DATED AUGUST
                                    1, 2008;
         RYDEX SERIES FUNDS STYLE BOX AND MONEY MARKET FUNDS A-CLASS AND
  C-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008; RYDEX SERIES FUNDS STYLE BOX
    AND MONEY MARKET FUNDS ADVISOR CLASS, INVESTOR CLASS, AND H-CLASS SHARES
                           PROSPECTUS DATED AUGUST 1,
                                      2008;
   RYDEX SERIES FUNDS MONEY MARKET FUND A-CLASS AND C-CLASS SHARES PROSPECTUS
                             DATED AUGUST 1, 2008;
  RYDEX SERIES FUNDS MONEY MARKET FUND ADVISOR CLASS AND INVESTOR CLASS SHARES
                      PROSPECTUS DATED AUGUST 1, 2008; AND
                            ALL SUPPLEMENTS THERETO.

This supplement provides new and additional information that supplements information contained in the Rydex Series Funds Prospectuses listed above (the "Prospectuses") and should be read in conjunction with the Prospectuses.

PARTICIPATION  IN THE  EXTENSION OF THE  TEMPORARY  GUARANTEE  PROGRAM FOR MONEY
--------------------------------------------------------------------------------
MARKET FUNDS
------------

Earlier this year, the U.S. Treasury Department (the "Treasury") accepted the U.S. Government Money Market Fund's (the "Fund") application to participate in the Temporary Guarantee Program for Money Market Funds (the "Program"). While the initial term of the Program expires on December 18, 2008, the Treasury has announced that the Program will be extended for a second term, scheduled to expire on April 30, 2009. The Program may be further extended at the sole discretion of the Treasury, but, in any event, will terminate no later than September 18, 2009. If the Fund does not participate in the Program, the Fund will not be eligible to participate in any potential further extension of the Program. Continued participation in each extension of the Program will require payment of an additional fee.

The Rydex Series Funds Board of Trustees has determined that continued participation in the Program is in the best interest of the Fund and its shareholders. The cost of the Fund's continued participation in the Program will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.

Under the Program, the Treasury will guarantee the share price OF SHARES OF THE FUND OUTSTANDING AS OF SEPTEMBER 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

      o For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close of business on September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of a Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

      o The total amount of coverage available for all participants in the Program is limited to the amount of money available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

      o  Recovery under the Program requires the Fund to liquidate.

      o In order to recover, a Guarantee Event must occur during the term of the Program.

Additional information about the Program is available at HTTP://WWW.USTREAS.GOV.

If you have any questions regarding this change, please contact Rydex Client Services at 800.820.0888 or 301.296.5406.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



MM-SUP2-1208x0809